SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934, as amended

Check the appropriate box:

 X  .

Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

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Definitive Information Statement

BELLA VIAGGIO , INC.

(Name of Registrant as Specified In Its Charter)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

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(4)

Date Filed:

BELLA VIAGGIO, INC

To the Stockholders of Bella Viaggio , Inc.:

On March 17, 2010 , our Board of Directors adopted a resolution to amend and restate our Articles of Incorporation to add language to Paragraph 4 as follows:

Paragraph Four Previously Stated:

Fourth.    That the total number of stock authorized that may be issued by the Corporation is seventy million (70,000,000) shares of Common Stock with a par value of one tenth of one percent ($0.001) per share and five million (5,000,000) shares of Preferred Stock with a par value of one tenth of one percent ($0.001) per share and no other class of stock shall be authorized. Said shares may be issued by the Corporation from time to time for such considerations as may be fixed by the Board of Directors.

Paragraph Four has been modified to read:

Fourth.    The Corporation shall have authority to issue two classes of stock, and the total number authorized shall be one hundred million (70,000,000) shares of Common Stock of the par value of $.001 each, and five million (5,000,000) shares of Preferred Stock of the par value of $.001 each.  A description of the different classes of stock of the Corporation and a s tatement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of such stock are as follows:

Issuance in Class or Series ..  The Preferred Stock may be issued from time to time in one or more series, or divided into additional classes and such classes into one or more series.  The terms of a class or series, including all rights and preferences, shall be as specified in the resolution or resolutions adopted by the Board of Directors designating such class or series, which resolution or resolutions the Board of Directors is hereby expressly authorized to adopt.  Such resolution or resolutions with respect to a class or series shall specify all or such of the rights or preferences of such class or series as the Board of Directors shall determine, including the following, if applicable: (a) the number of shares to constitute such class or series and the distinctive designation thereof; (b) the dividend or manner for determining the dividend payable with respect to the shares of such class or series and the date or dates from which dividends shall accrue, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate and whether the shares in such class or series shall be entitled to preference or priority over any other class or series of stock of the Corporation with respect to payment of dividends; (c) the terms and conditions, including price or a manner for determining the price, of redemption, if any, of the shares of such class or series; (d) the terms and conditions of a retirement or sinking fund, if any, for the purchase or redemption of the shares of such class or series; (e) the amount which the shares of such class or series shall be entitled to receive, if any, in the event of any liquidation, dissolution or winding up of the Corporation and whether such shares shall be entitled to a preference or priority over shares of another class or series with respect to amounts received in connection with any liquidation, dissolution or winding up of the Corporation; (f) whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or any other series of the same or any other class or classes of stock, of the Corporation and the terms and conditions of any such conversion or exchange; (g) the voting rights, if any, of shares of stock of such class or series in addition to those granted herein; (h) the status as to reissuance or sale of shares of such class or series redeemed, purchased or otherwise reacquired, or surrendered to the Corporation upon conversion; (i) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation or any subsidiary, of any other class or series of stock of the Corporation ranking junior to such shares as to dividends or upon liquidation; (j) the conditions, if any, on the creation of indebtedness of the Corporation, or any subsidiary; and (k) such other preferences, rights, restrictions and qualifications as the Board of Directors may determine.

All shares of the Common Stock shall be of the same class and shall have equal dividend or distribution, liquidation and other rights.

All shares of the Common Stock shall rank equally, and all shares of the Preferred Stock shall rank equally, and be identical within their classes in all respects regardless of series, except as to terms which may be specified by the Board of Directors pursuant to the above provisions. All shares of any one series of a class of Preferred Stock shall be of equal rank and identical in all respects, except that shares of any one series issued at different times may differ as to the dates on which dividends thereon shall accrue and be cumulative.

1

Other Provisions ..  Shares of Common Stock or Preferred Stock of any class or series may be issued with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, option or special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors.  Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon facts ascertainable outside the resolution or resolutions of the Board of Directors providing for the issue of such stock by the Board of Directors, provided the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions or such class or series is clearly set forth in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. Shares of Common or Preferred Stock reacquired by the Corporation shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued.  Shares reacquired by the Corporation may be canceled and restored to the status of authorized and unissued stock by action of the Board of Directors.

1.

Common Stock ..  Except as otherwise provided in any resolution or resolutions adopted by the Board of Directors, the Common Stock shall (a) have the exclusive voting power of the corporation; (b) entitle the holders thereof to one vote per share at all meetings of the stockholders of the Corporation; (c) entitle the holders to share ratably, without preference over any other shares of the Corporation, in all assets of the Corporation In the event of any dissolution, liquidation or winding up of the Corporation; and (d) entitle the record holder thereof on such record dates as are determined, from time to time, by the Board of Directors to receive such dividends, if any, if, as and when declared by the Board of Directors.

On March 17, 2010 , the holders of approximately 78.78 % of our common stock approved the Amendment by written consent.  This information statement is first being mailed to you on or about March 19, 2010 and we anticipate the effective date of the actions to be April 12, 2010 , which approval will be more than twenty (20) days from the date of the mailing of this Information Statement.

This Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described therein.  However, we encourage you to read the Information Statement carefully.

Sincerely,

/s/ Ronald A. Davis

President and CEO

Vero Beach, Florida

March 17, 2010

2

BELLA VIAGGIO , INC.

4412 8th Street SW

Vero Beach, Florida 32968

INFORMATION STATEMENT

AND

NOTICE OF ACTION TAKEN WITHOUT A MEETING

This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors (the “Board”) of Bella Viaggio, Inc. (the “Company,” “we”, “our” or “us”) to the holders of our common stock, $0.001 par value per share (the “Common Stock”) at March 17, 2010 (the “Record Date”) in connection with the following matter:

•

The filing of the Amended and Restated Articles of Incorporation (the “Amendment”), in the form attached hereto as Annex A, which will (i) change the wording found in Paragraph Four ("Fourth") ..

Pursuant to Nevada Revised Statutes (the “ N RS”), any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under federal law these proposals may not be effected until at least twenty (20) days after this Information Statement has first been sent to our stockholders, at which time, we intend to file the Amendment with the Nevada Secretary of State.

Our Board obtained the required approval for the Amendment by means of a written consent of stockholders on or about March 17, 2010 ..  A meeting to approve the Amendment is therefore unnecessary, and our Board of Directors decided to forego the expense of having one.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about March 19 , 2010, to the holders of our outstanding common stock as of the Record Date.

ABOUT THE INFORMATION STATEMENT

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Bella Viaggio, Inc.

4412 8th Street SW

Vero Beach, Florida 32968

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company’s stockholders as of the close of business on the Record Date of the approval of the Amendment and the Plan.  Three stockholders holding 76.89 % of the Company’s outstanding common stock will consent to the Amendment pursuant to a written consent dated on or about March 1 7 , 20 10 ..

WHO IS ENTITLED TO NOTICE?

Each outstanding share of common stock as of record on the close of business on the Record Date, which is March  1 6 , 2010 , will be entitled to notice of the approval of the Amendment and the Plan.  Under the NRS , all the activities requiring stockholders approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. No action by the minority stockholders in connection with the Amendment and the Plan is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 2,644,5 00 shares of common stock were issued and outstanding.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date is required for approval of the Amendment and the Plan. The approval of such majority was obtained pursuant to a written consent dated on or about March 1 7 , 20 10

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 7 0,000,000 shares of common stock, of which 2,644,5 00 shares were issued and outstanding and 5,000,000 shares of preferred stock are authorized, none of which are issued, outstanding or otherwise committed.  Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.  The following shareholder (holding the indicated number of shares) voted in favor of the proposals:

Holder	Number of Shares	Percentage
Ronald A. Davis	1,083,333	40.81%
Ronald G. Brigham	1,000,000	37.81%

TOTAL	2,083,333	78.78%

Pursuant to Rule 14c-2 under the Exchange Act, the Amendment and the Plan will not be effected until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the Amendment will be filed with the Secretary of State of the State of Nevada on or about the close of business on April 12 , 2010.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.  This Information Statement will serve as written notice to stockholders pursuant to the NRS ..

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of March 17, 2010 by:  (1) each person who is a beneficial owner of more than 5% of the Company’s common stock, (2) each of the Company’s directors, (3) each of the Company’s named executive officers, and (4) all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and includes voting and investment power with respect to the securities. Except as indicated in the footnotes to the table below and to our knowledge, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder.

As of the Record Date, we had 2,644,500 issued and outstanding shares of common stock.

Unless otherwise indicated, the address of each listed person is in care of us at :

4412 8th Street SW

Vero Beach, Florida 32968

Holder	Number of Shares	Title and Class	% Ownership
Ronald A. Davis	1,083,333	Common Stock	40.81%

Ronald G. Brigham	1,000 , 0 00	Common Stock	37.81%

Holder	Number of Shares	Title and Class	% Ownership
Ronald A. Davis
President and Director	1,000,000	Common Stock	40.81%

Joshua G. Sisk
Secretary	0	N/A	N/A

  (1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)

Percentage based upon 2,644,500 shares of common stock outstanding as of March 17, 2010 ..

ACTION 1 —APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

On March 17, 2010 , the Corporation's Board of Directors voted to Amend and Restate its Articles of Incorporation. The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date is required for approval of the Amendment. The approval of such majority was obtained pursuant to a written consent dated on or about March 17, 2010

The management of the Company believes that, in order to position the Company for future growth and to enable future sources of financing, certain changes were needed to the Company’s Articles of Incorporation.  These changes include the following, and reference is made to Annex A for a full copy of the proposed Amended and Restated Articles of Incorporation.

AMENDMENT EXPANDING SECTION FOUR OF THE ARTICLES OF INCORPORATION

On March 17, 2010 , two stockholders holding 78.78 % of the voting power of the Company’s issued and outstanding common stock execute d a written consent in lieu of meeting authorizing our Board of Directors to Amend and Restate the Company’s Articles of Incorporation.

Purpose of Amendment

As a result of the careful examination of our existing Articles of Incorporation, management has determined that Section Four, relating to the role of the Board of Directors in creating various classes and terms of the Corporation's 5,000,000 shares of preferred shares that are authorized, but unissued, needed to be clarified. Management believe s that a more detailed and elaborate language should be created and a revised version of Section Four should be added and an Amended and Restated Articles of incorporation should be filed with the State of Nevada. We believe that the Amendment adequately address this concern.

General Effect of Amendment

Amending this Section of our original Articles of Incorporation will not affect, in any way, the validity or transferability of currently outstanding stock certificates.  The cost of amending the Articles of Incorporation will be immaterial.  Upon the acceptance of the Amendment by the Secretary of State of the State of Nevada , the amended Articles will  be effective.  Our management believes that such a change will not only clarify the meaning intended in Section Four, but will enable the Corporation to design instruments that might be more attractive to potential investors.

COMMON STOCK AND DIVIDEND POLICY

Market Information

Our common stock is quoted on the over-the-counter market on the Over the Counter Bulletin Board under the symbol BVIG ..  To our knowledge, there are no active market makers in our stock.

Holders

As of March 17, 2010 , 2,644,500 common shares of the Company’s common stock were held by 64 holders of records.

Dividends

We have never paid any dividends, and we do not anticipate any stock or cash dividends, and we do not anticipate any sock or cash dividends on our common stock foreseeable future.

DISSENTERS’ RIGHTS OF APPRAISAL

Pursuant to the N RS, no stockholder that objects to the Amendment will have any right to receive from us the fair value of his, her or its shares. The N RS provides that any provision of our Amended and Restated Articles of Incorporation may be amended by approval of the Board and the affirmative written consent of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon; provided that, any amendment that would adversely affect the rights of the holders of any class or series of capital stock must be approved by the holders of a majority of the shares of such class or series.  The Amendment w as adopted by the holders of a majority of the shares entitled to vote thereon.

ADDITIONAL INFORMATION

PLEASE READ THIS ENTIRE DOCUMENT.  Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy and information statements and other disclaimers with the SEC.  These documents and other information can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

By Order of the Board of Directors,

Ronald A. Davis

President

Vero Beach, Florida

March 17, 2010

Annex A

Amended and Restated Articles of Incorporation

of

Bella Viaggio, Inc.

The undersigned President of Bella Viaggio, Inc., a Nevada corporation, has hereby executed these Amended and Restated Articles of Incorporation of the Company, pursuant to the requirements of the Nevada Revised Statutes. These Amended and Restated Articles of Incorporation were approved by the Board of Directors and by a written consent of the holders of 78.78% of the outstanding shares of common stock.

First.    The name of the corporation is Bella Viaggio, Inc.

Second.    The registered office of the corporation in the State of Nevada is located at 1802 N. Carson Street, Suite 212, Carson City, Nevada 89701. The corporation may maintain an office, or offices, in such other places within or without the State of Nevada as may be from time to time designated by the Board of Directors or the Bylaws of the corporation. The corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as well as within the State of Nevada.

Third.    The objects for which this corporation is formed are to engage in any lawful activity, including, but not limited to the following:

a)

Shall have such rights,  privileges and powers as may be conferred upon corporations by any existing law.

b)

May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized.

c)

Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

d)

Shall have power to sue or be sued in any court of law or equity.

e)

Shall have power to make contracts.

f)

Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.

g)

Shall have the power to appoint such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.

h)

Shall have to make Bylaws not inconsistent with  the constitutions or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.

i)

Shall have power to wind up and dissolve itself, or be wound up or dissolved.

j)

Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the corporation on any corporation documents is not necessary. The corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.

k)

Shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledged or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

l)

Shall have power to guarantee, purchase, hold, sell, assign. transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidence of indebtedness, to exercise all rights, powers of such stock, bonds, securities or evidences of indebtedness, to exercise all rights, powers and privileges of ownership, including the right to vote, if any.

m)

Shall have power to purchase, hold, sell, and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property to fund.

n)

Shall have power to conduct business, have one or more officers, and conduct any legal activity in the State of Nevada, any in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.

o)

Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation, of the corporation, or any amendments thereof.

p)

Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.

q)

Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

Fourth.    The Corporation shall have authority to issue two classes of stock, and the total number authorized shall be one hundred million (70,000,000) shares of Common Stock of the par value of $.001 each, and five million (5,000,000) shares of Preferred Stock of the par value of $.001 each.  A description of the different classes of stock of the Corporation and a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of such stock are as follows:

Issuance in Class or Series ..  The Preferred Stock may be issued from time to time in one or more series, or divided into additional classes and such classes into one or more series.  The terms of a class or series, including all rights and preferences, shall be as specified in the resolution or resolutions adopted by the Board of Directors designating such class or series, which resolution or resolutions the Board of Directors is hereby expressly authorized to adopt.  Such resolution or resolutions with respect to a class or series shall specify all or such of the rights or preferences of such class or series as the Board of Directors shall determine, including the following, if applicable: (a) the number of shares to constitute such class or series and the distinctive designation thereof; (b) the dividend or manner for determining the dividend payable with respect to the shares of such class or series and the date or dates from which dividends shall accrue, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate and whether the shares in such class or series shall be entitled to preference or priority over any other class or series of stock of the Corporation with respect to payment of dividends; (c) the terms and conditions, including price or a manner for determining the price, of redemption, if any, of the shares of such class or series; (d) the terms and conditions of a retirement or sinking fund, if any, for the purchase or redemption of the shares of such class or series; (e) the amount which the shares of such class or series shall be entitled to receive, if any, in the event of any liquidation, dissolution or winding up of the Corporation and whether such shares shall be entitled to a preference or priority over shares of another class or series with respect to amounts received in connection with any liquidation, dissolution or winding up of the Corporation; (f) whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or any other series of the same or any other class or classes of stock, of the Corporation and the terms and conditions of any such conversion or exchange; (g) the voting rights, if any, of shares of stock of such class or series in addition to those granted herein; (h) the status as to reissuance or sale of shares of such class or series redeemed, purchased or otherwise reacquired, or surrendered to the Corporation upon conversion; (i) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation or any subsidiary, of any other class or series of stock of the Corporation ranking junior to such shares as to dividends or upon liquidation; (j) the conditions, if any, on the creation of indebtedness of the Corporation, or any subsidiary; and (k) such other preferences, rights, restrictions and qualifications as the Board of Directors may determine.

All shares of the Common Stock shall be of the same class and shall have equal dividend or distribution, liquidation and other rights.

All shares of the Common Stock shall rank equally, and all shares of the Preferred Stock shall rank equally, and be identical within their classes in all respects regardless of series, except as to terms which may be specified by the Board of Directors pursuant to the above provisions. All shares of any one series of a class of Preferred Stock shall be of equal rank and identical in all respects, except that shares of any one series issued at different times may differ as to the dates on which dividends thereon shall accrue and be cumulative.

Other Provisions ..  Shares of Common Stock or Preferred Stock of any class or series may be issued with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, option or special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors.  Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon facts ascertainable outside the resolution or resolutions of the Board of Directors providing for the issue of such stock by the Board of Directors, provided the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions or such class or series is clearly set forth in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. Shares of Common or Preferred Stock reacquired by the Corporation shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued.  Shares reacquired by the Corporation may be canceled and restored to the status of authorized and unissued stock by action of the Board of Directors.

Common Stock ..  Except as otherwise provided in any resolution or resolutions adopted by the Board of Directors, the Common Stock shall (a) have the exclusive voting power of the corporation; (b) entitle the holders thereof to one vote per share at all meetings of the stockholders of the Corporation; (c) entitle the holders to share ratably, without preference over any other shares of the Corporation, in all assets of the Corporation In the event of any dissolution, liquidation or winding up of the Corporation; and (d) entitle the record holder thereof on such record dates as are determined, from time to time, by the Board of Directors to receive such dividends, if any, if, as and when declared by the Board of Directors.

Fifth.    The governing board of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this corporation, providing that the number of directors shall not be reduced to fewer than one (1).

The Board of Directors shall be one a minimum (1) in number and the name and post office address of the Director shall be listed as follows:

Ronald A. Davis

4412 8th Street SW

Vero Beach, Florida 32968

Sixth.    The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

Seventh.    The name and post office address of the Officer and Director signing the Amended and Restated Articles of Incorporation is as follows:

Ronald A. Davis

4412 8th Street SW

Vero Beach, Florida 32968

Eighth.    The Resident Agent for this corporation shall be VAL-U-CORP SERVICES, INC.  The address of the Resident Agent, and, the registered or statutory address of this corporation in the State of Nevada, shall be: 1802 N. Carson Street, Suite 212, Carson City, Nevada 89701.

Ninth.    The corporation is to have perpetual existence.

Tenth.    In the furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized:

a)

Subject to the Bylaws, if any, adopted by the Stockholders, to make, alter or amend the Bylaws of the corporation.

b)

To fix the amount to be reserved as working capital over its capital stock paid in; to authorized and cause to be executed, mortgage and liens upon the real and personal property of this corporation.

c)

By resolution passed by a majority of the whole Board, to designated one (1) or more committees, each committee to consist of one or more of the Directors of the corporation, which to the extent provided in the resolution, or in the Bylaws of the corporation, shall have and may exercise the powers of the Board of Directors in the Management of the business and affairs of the corporation. Such committee, or committees, shall have such name, or names as may be stated in the Bylaws of the corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

d)

When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholder meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its goodwill and its corporation franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the corporation.

Eleventh.    No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

Twelfth.    No Director or Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the corporation for acts or omissions prior to such repeal or modification.

Thirteenth.    This corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

I, the undersigned, being the President hereinbefore named for the purpose of restating and amending the Articles of Incorporation and  pursuant to General Corporation Law of the State of Nevada, do make and file these Restated and Amended Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 16th day of March, 2010.

IN WITNESS WHEREOF, I hereunder set my hand this 16th day of March, 2010 hereby declaring and certifying that the facts stated herein above are true.

Signature of President

_____________________________

Ronald A. Davis